Exhibit 21.1

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
1	Benefitfocus, Inc.	100	Delaware	Voya Financial, Inc.
2	Benefitfocus.com, Inc.	100	South Carolina	Benefitfocus, Inc.
3	BenefitStore, LLC	100	South Carolina	Benefitfocus.com, Inc.
4	Benefit Strategies, LLC	100	New Hampshire	Voya Benefits Company, LLC
5	Czech Asset Management, L.P.	100	Delaware	Voya Investment Management Alternative Assets LLC
6	Czech GP, LLC	100	Delaware	Czech Asset Management, L.P.
7	Oconee Real Estate Holdings IV - ARB LLC	16	Delaware	ReliaStar Life Insurance Company
8	Oconee Real Estate Holdings IV - ARB LLC	33	Delaware	Voya Retirement Insurance and Annuity Company
9	Oconee Real Estate Holdings V - CASC LLC	44.80	Delaware	Voya Retirement Insurance and Annuity Company
10	Oconee Real Estate Holdings VI - Green LLC	38.50	Delaware	ReliaStar Life Insurance Company
11	Oconee Real Estate Holdings VI - Green LLC	12.50	Delaware	Voya Retirement Insurance and Annuity Company
12	Oconee Real Estate Holdings VII - CANOPY LLC	10.13	Delaware	Voya Retirement Insurance and Annuity Company
13	Oconee Real Estate Holdings VIII - PORTRAIT LLC	34.15	Delaware	Voya Retirement Insurance and Annuity Company
14	Oconee Real Estate Holdings VIII - PORTRAIT LLC	16.63	Delaware	ReliaStar Life Insurance Company
15	Oconee Real Estate Holdings IX - PHOENIX LLC	51	Delaware	Voya Retirement Insurance and Annuity Company
16	Oconee Real Estate Holdings X - OASIS LLC	100	Delaware	Voya Commercial Mortgage Originator, LLC
17	Oconee Real Estate Holdings XI - MARKET CENTER LLC	100	Delaware	Voya Commercial Mortgage Originator, LLC
18	Oconee Real Estate Holdings XII - RIVERSIDE LLC	22.31	Delaware	Voya Retirement Insurance and Annuity Company
19	Oconee Real Estate Holdings XII - RIVERSIDE LLC	3.08	Delaware	ReliaStar Life Insurance Company
20	Opportunity Investor P Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
21	Opportunity Investor P Associates, L.P.	1	Delaware	Opportunity Investor P Secondary Associates, LLC
22	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
23	Opportunity Investor P, L.P.	1	Delaware	Opportunity Investor P Associates, L.P.
24	Pen-Cal Administrators, Inc.	100	California	Voya Financial, Inc.

Exhibit 21.1

25	Pomona Associates V, LP	49	Delaware	Pomona G.P. Holdings LLC
26	Pomona Associates V, LP	1	Delaware	Pomona Secondary Associates V LLC
27	Pomona Associates VI, LP	49	Delaware	Pomona G.P. Holdings LLC
28	Pomona Associates VI, LP	1	Delaware	Pomona Secondary Associates VI LLC
29	Pomona Associates VII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
30	Pomona Associates VII, L.P.	1	Delaware	Pomona Secondary Associates VII LLC
31	Pomona Associates VIII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
32	Pomona Associates VIII, L.P.	1	Delaware	Pomona Secondary Associates VIII, LLC
33	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC
34	Pomona Energy Partners US, L.P.	99.75	Delaware	Pomona Capital VII, L.P.
35	Pomona Energy Partners, L.P.	100	Delaware	Pomona Associates VII, L.P.
36	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.
37	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC
38	Pomona G.P. Holdings LLC	50	Delaware	Voya Pomona Holdings LLC
39	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC
40	Pomona Investors III, L.P.	49	Delaware	Pomona G.P. Holdings LLC
41	Pomona Investors III, L.P.	1	Delaware	Pomona Primary Associates III LLC
42	Pomona Investors IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
43	Pomona Investors IV, L.P.	1	Delaware	Pomona Primary Associates IV LLC
44	Pomona Investors V L.P.	49	Delaware	Pomona G.P. Holdings LLC
45	Pomona Investors V L.P.	1	Delaware	Pomona Primary Associates V LLC
46	Pomona Management LLC	100	Delaware	Voya Pomona Holdings LLC
47	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
48	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
49	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
50	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
51	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC
52	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC
53	Pomona Secondary Associates VIII, LLC	100	Delaware	Pomona G.P. Holdings LLC

Exhibit 21.1

54	Pomona Voya (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
55	Pomona Voya (US) Holdings Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
56	Pomona Voya (US) Holdings Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
57	Pomona Voya (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
58	Pomona Voya (US) Holdings Associates III LP	1	Delaware	Pomona Voya (US) Holdings Associates III LLC
59	Pomona Voya (US) Holdings Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
60	Pomona Voya (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
61	Pomona Voya (US) Holdings Associates IV, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
62	Pomona Voya (US) Holdings Associates IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
63	Pomona Voya (US) Holdings Associates LLC	100	Delaware	Pomona G.P. Holdings LLC
64	Pomona Voya (US) Holdings Associates V, L.P.	49	Delaware	Pomona G.P. Holdings LLC
65	Pomona Voya (US) Holdings Associates V, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates V, LLC
66	Pomona Voya (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC
67	Pomona Voya (US) Holdings Associates, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates LLC
68	Pomona Voya (US) Holdings Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
69	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
70	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
71	Pomona Voya (US) Holdings Co-Investment Associates L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
72	Pomona Voya (US) Holdings Co-Investment Associates L.P.	49	Delaware	Pomona G.P. Holdings LLC
73	Pomona Voya (US) Holdings Co-Investment II, L.P.	24.29	Delaware	ReliaStar Life Insurance Company
74	Pomona Voya (US) Holdings Co-Investment II, L.P.	0.14	Delaware	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.
75	Pomona Voya (US) Holdings Co-Investment II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
76	Pomona Voya (US) Holdings Co-Investment II, L.P.	29.69	Delaware	Voya Retirement Insurance and Annuity Company

Exhibit 21.1

77	Pomona Voya (US) Holdings IV, L.P.	11.46	Delaware	ReliaStar Life Insurance Company
78	Pomona Voya (US) Holdings IV, L.P.	0.13	Delaware	Pomona Voya (US) Holdings Associates IV, L.P.
79	Pomona Voya (US) Holdings IV, L.P.	13.50	Delaware	Voya Retirement Insurance and Annuity Company
80	Pomona Voya (US) Holdings V L.P.	32.22	Delaware	ReliaStar Life Insurance Company
81	Pomona Voya (US) Holdings V L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
82	Pomona Voya (US) Holdings V L.P.	40.28	Delaware	Voya Retirement Insurance and Annuity Company
83	Pomona Voya (US) Holdings V-A, L.P.	33.30	Delaware	ReliaStar Life Insurance Company
84	Pomona Voya (US) Holdings V-A, L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
85	Pomona Voya (US) Holdings V-A, L.P.	32.69	Delaware	Voya Retirement Insurance and Annuity Company
86	Pomona Voya Asia Pacific Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
87	Pomona Voya Asia Pacific Associates, L.P.	1	Delaware	Pomona Voya Asia Pacific Associates, LLC
88	Pomona Voya Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
89	ReliaStar Life Insurance Company	100	Minnesota	Voya Holdings Inc.
90	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company
91	RiverRoch LLC	10.8	Delaware	ReliaStar Life Insurance Company
92	RiverRoch LLC	53.7	Delaware	Voya Retirement Insurance and Annuity Company
93	Security Life Assignment Corporation	100	Colorado	Voya Financial, Inc.
94	SJC Capital Finance Fund III GP, LLC	100	Delaware	Czech Asset Management, L.P.
95	SJC Capital Finance Fund IV GP, LLC	100	Delaware	Czech Asset Management, L.P.
96	SJC Direct Lending Fund III GP, L.P.	100	Delaware	Czech GP, LLC
97	SJC Direct Lending Fund IV GP, L.P.	100	Delaware	Czech GP, LLC
98	SJC Direct Lending Revolver Fund III GP, L.P.	100	Delaware	Czech GP, LLC
99	Tango Health, Inc.	100	Delaware	Benefitfocus.com, Inc.

Exhibit 21.1

100	VAAM (Cayman) Ltd.	100	Cayman Islands	Voya Investment Management Alternative Assets LLC
101	VAAM GP LLC	100	Delaware	Voya Alternative Asset Management LLC
102	VFI India Holdings LLC	1	India	Voya Global Services Private Limited
103	VIM Holdings LLC	76	Delaware	Voya Investment Management LLC
104	VIM SLP Holdings LLC	100	Delaware	VIM Holdings Inc.
105	VIM SLP Holdings Inc.	100	Delaware	VIM Holdings Inc.
106	Voya Alternative Asset Management Ireland Limited	100	Ireland	Voya Investment Management Alternative Assets LLC
107	Voya Alternative Asset Management LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
108	Voya Benefits Company, LLC	100	Delaware	Voya Holdings Inc.
109	Voya Capital, LLC	100	Delaware	Voya Investment Management LLC
110	Voya Custom Investments LLC	100	Delaware	Voya Holdings Inc.
111	Voya Enhanced Middle Market Credit GP I LP	100	Delaware	VAAM GP LLC
112	Voya Enhanced Middle Market Credit Fund I LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
113	Voya Enhanced Middle Market Credit Fund I (RNF) LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
114	Voya Enhanced Middle Market Credit Fund I Originator LLC	100	Delaware	Voya Enhanced Middle Market Credit Fund I LP
115	Voya Financial Advisors, Inc.	100	Minnesota	Voya Holdings Inc.
116	Voya Financial Partners, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
117	Voya Funds Services, LLC	100	Delaware	Voya Capital, LLC
118	Voya Global Services Private Limited	99	India	Voya Financial, Inc.
119	Voya Holdings Inc.	100	Connecticut	Voya Financial, Inc.
120	Voya Institutional Plan Services, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
121	Voya Institutional Trust Company	100	Connecticut	Voya Holdings Inc.
122	Voya Insurance Solutions, LLC	100	Connecticut	Voya Holdings Inc.
123	Voya Investment Management (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
124	Voya Investment Management Alternative Assets LLC	100	Delaware	Voya Investment Management LLC
125	Voya Investment Management Co. LLC	100	Delaware	Voya Investment Management LLC
126	Voya Investment Management LLC	100	Delaware	Voya Holdings Inc.

Exhibit 21.1

127	Voya Investment Management Services (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
128	Voya Investment Trust Co.	100	Connecticut	Voya Investment Management Co. LLC
129	Voya Investments Distributor, LLC	100	Delaware	Voya Funds Services, LLC
130	Voya Investments, LLC	100	Arizona	Voya Funds Services, LLC
131	Voya Multi-Strategy Opportunity Fund LLC	100	Delaware	Voya Alternative Asset Management LLC
132	Voya Payroll Management, Inc.	100	Delaware	Voya Financial, Inc.
133	Voya Pomona Asia Pacific G.P. Limited	100	Hong Kong	Pomona Voya Asia Pacific Associates, L.P.
134	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	1.35	Delaware	Voya Pomona Asia Pacific G.P. Limited
135	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	39.99	Delaware	Voya Retirement Insurance and Annuity Company
136	Voya Pomona Holdings LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
137	Voya Realty Group LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
138	Voya Retirement Advisors, LLC	100	New Jersey	Voya Retirement Insurance and Annuity Company
139	Voya Retirement Insurance and Annuity Company	100	Connecticut	Voya Holdings Inc.
140	Voya Services Company	100	Delaware	Voya Financial, Inc.
141	Voya Special Investments, Inc.	0.20	Delaware	Voya Financial, Inc.
142	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.
143	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.